EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                               Regarding Units of

                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase

                               Dated March 4, 2008

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

             AT 12:00 MIDNIGHT, EASTERN TIME, ON MARCH 31, 2008, AND
                        THIS NOTICE OF WITHDRAWAL MUST BE

             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
                ON MARCH 31, 2008, UNLESS THE OFFER IS EXTENDED.

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          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                     Robeco-Sage Multi-Strategy Fund, L.L.C.
                           c/o UMB Fund Services, Inc.
                                  P.O. Box 2175
                           Milwaukee, Wisconsin 53201
                        Attn: Tender Offer Administrator

                           For additional information:


                              Phone: (877) 491-4991

                               Fax: (816) 860-3140

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Robeco-Sage Multi-Strategy Fund, L.L.C.

Ladies and Gentlemen:

      The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Multi-Strategy Fund, L.L.C.
(the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ____________________________.

This tender was in the amount of:

      [ ]   All Units.

      [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $100,000, or such other amount as is determined by the Board of Managers must be maintained in the Fund (the
            "Required Minimum Balance.")

            $
              -------------------------

      [ ] Portion of Units. (Must have a value greater than: $100,000, or such other amount as is determined by the Board of Managers.)

            Number of Units:
                             ----------

      [ ]   All Units in excess of the Required Minimum Balance.

      The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund
(or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.


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

Robeco-Sage Multi-Strategy Fund, L.L.C.

SIGNATURE(S).

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
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
FOR INDIVIDUAL INVESTORS                            FOR OTHER INVESTORS:
------------------------                            --------------------
AND JOINT TENANTS:
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Signature                                           Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

ON INVESTOR CERTIFICATION)



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Print Name of Investor                              Signature

                                                    (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                    ON INVESTOR CERTIFICATION)



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Joint Tenant Signature if necessary                 Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

ON INVESTOR CERTIFICATION)



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Print Name of Joint Tenant                          Co-signatory if necessary

                                                    (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                    ON INVESTOR CERTIFICATION)



                                                    ----------------------------------------------

                                                    Print Name and Title of Co-signatory


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

Date:
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